                                                     SCHEDULE TO EXHIBIT 10.15



                      WASHINGTON GROUP INTERNATIONAL, INC.

                          INDEMNIFICATION AGREEMENTS
                     WITH DIRECTORS AND EXECUTIVE OFFICERS

                                  NAME                                        DATE OF AGREEMENT
                                  ----                                        -----------------
         DIRECTORS
                           David H. Batchelder                             September 12, 1996
                           Stephen G. Hanks                                September 12, 1996
                           Robert S. Miller, Jr.                           September 12, 1996
                           Dorn Parkinson                                  September 12, 1996
                           Terry W. Payne                                  September 12, 1996
                           Dennis R. Washington                            September 12, 1996

         OFFICERS
                           Reed N. Brimhall                                April 19, 1999
                           Ralph R. DiSibio                                November 15, 2001
                           Frank S. Finlayson                              July 29, 1997
                           Stephen G. Hanks                                September 12, 1996
                           Stephen M. Johnson                              February 12, 2001
                           George H. Juetten                               January 18, 2001
                           David L. Myers                                  July 7, 2000
                           James P. O'Donnell                              January 25, 2001
                           Charles R. Oliver                               January 1, 2001
                           Richard D. Parry                                September 12, 1996
                           Ambrose L. Schwallie                            August 6, 1999
                           Guy M. Stricklin                                July 13, 2001
                           Craig G. Taylor                                 April 10, 1997
                           Greg P. Therrien                                June 26, 2001
                           G. Bretnell Williams                            June 26, 2001
                           Thomas H. Zarges                                September 12, 1996